UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported):  November 7, 2006

ENSCO International Incorporated

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-8097

Delaware (State or Other Jurisdiction of Incorporation or Organization)	76-023579 (I.R.S. Employer Identification No.)

500 North Akard Street

Suite 4300

Dallas, Texas 75201-3331

(Address of Principal Executive Offices, Including Zip Code)

214-397-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On November 7, 2006, the Company's Board of Directors appointed Daniel W. Rabun to serve as the Company's Chief Executive Officer effective January 1, 2007.

Mr. Rabun, age 51, has served as the Company's President and a member of the Board of Directors since March 2006.  Prior to joining the Company, Mr. Rabun was a partner at the international law firm of Baker & McKenzie LLP where he practiced law for all but one year since 1986.  He left the firm from October 2000 to August 2001, to serve as Vice President, General Counsel and Secretary of Chorum Technologies Inc.  Mr. Rabun has provided legal advice and counsel to the Company for over fifteen years, and served as a member of the Board of Directors of the Company during 2001.  He has been a Certified Public Accountant since 1976 and was admitted to the Texas Bar in 1983.  He holds a B.B.A. in Accounting from the University of Houston and a Juris Doctorate degree from Southern Methodist University.

As previously disclosed, on February 6, 2006, the Company entered into an employment offer letter agreement with Mr. Rabun in connection with Mr. Rabun's appointment as the Company's President and a member of the Board of Directors of the Company.  The letter agreement was previously filed with the Commission as Exhibit 10.1 to the Company's Current Report of Form 8-K filed February 6, 2006.  Among other things, the letter agreement provides that Mr. Rabun would be entitled to a severance payment of two times his base salary and target bonus plus immediate vesting for 20% of the shares of restricted stock and stock options that he was granted when his employment with the Company commenced, if he voluntarily terminates his employment for "good reason" in the event he is not appointed Chief Executive Officer of the Company effective as of January 1, 2007.  There are no other arrangements or understandings between Mr. Rabun and any other persons pursuant to which Mr. Rabun was appointed Chief Executive Officer and President of the Company, and there are no related party transactions between the Company and Mr. Rabun that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit

Number

Description

Exhibit 99.1

News Release Issued by ENSCO International Incorporated dated November 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date:  November 7, 2006

/s/  Cary A. Moomjian, Jr.

Cary A. Moomjian, Jr.

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number

Description

Exhibit 99.1

News Release Issued by ENSCO International Incorporated dated November 7, 2006